UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2007

BERRY PETROLEUM COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	1-9735 (Commission File Number)	77-0079387 (IRS Employer Identification Number)

5201 TRUXTUN AVE., STE. 300, BAKERSFIELD, CA (Address of Principal Executive Offices)	93309 (Zip Code)

Registrant’s telephone number, including area code: (661) 616-3900

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definative Agreement

On December 14, 2007, the Board of Directors of Berry Petroleum Company (Berry) approved forms of Amended and Restated Stock Award Agreements for Restricted Stock Unit Grants which are being used for all Restricted Stock Unit Grants issued under Berry's 2005 Equity Compensation Plan to Berry’s Directors and Officers. The Amended and Restated Stock Award Agreements amend and restate the Stock Award Agreement filed with the SEC on Form 8-K on December 22, 2005.  The 2005 Equity Compensation Plan was filed with the SEC on Form S-8 on July 29, 2005. The information contained in the Stock Award Agreement forms are incorporated herein by reference and furnished as Exhibit 99.1 and Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Berry Petroleum Company Amended and Restated Stock Award Agreement Form for Restricted Stock Unit Grant - Directors.

99.2 Berry Petroleum Company Amended and Restated Stock Award Agreement Form for Restricted Stock Unit Grant – Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BERRY PETROLEUM COMPANY
By:	/s/ Kenneth A. Olson
Kenneth A. Olson
Corporate Secretary

Date:December 14, 2007